                                                                  Exhibit 10.55

EIGHTH AMENDMENT AND TEMPORARY WAIVER AGREEMENT


         This Eighth Amendment and Temporary Waiver Agreement, dated as of March 31, 2003 (this "Agreement"), is among WESTPOINT STEVENS INC., a Delaware corporation (the "Borrower"), WESTPOINT STEVENS (UK) LIMITED, WESTPOINT STEVENS (EUROPE) LIMITED, each of the Banks signatories hereto, each of the Subsidiary Guarantors signatories hereto, and BANK OF AMERICA, N.A., as Administrative Agent (the "Agent").


RECITALS:

         A. Pursuant to that certain Second Amended and Restated Credit Agreement, dated as of June 9, 1998, among the Borrower, WestPoint Stevens (UK) Limited and WestPoint Stevens (Europe) Limited (collectively, the "Foreign Borrowers"), the lending and financial institutions party thereto from time to time (the "Banks"), and the Agent ( the "Original Credit Agreement"), the Banks agreed to make revolving loan and letter of credit facilities available to the Borrower and the Foreign Borrowers.

         B. The Original Credit Agreement has been amended by (i) that certain Amendment Agreement, dated as of July 31, 1998; (ii) that certain Second Amendment Agreement, dated as of May 20, 1999; (iii) that certain Third Amendment Agreement, dated as of May 30, 2000; (iv) that certain Fourth Amendment Agreement, dated as of December 31, 2000; (v) that certain Fifth Amendment Agreement, dated as of March 26, 2001; (vi) that certain Amendment Agreement, dated as of June 29, 2001 (which also amended terms of the Second Amended and Restated Collateral Trust Agreement); (vii) that certain Seventh Amendment Agreement, dated as of September 19, 2002; and (viii) by separate letter agreements dated June, 30, 1998, October 7, 1998, March 16, 1999, August 31, 1999, and November 15, 1999 (as amended, the "Existing Credit Agreement").

         C. Events of Default (i) exist as of March 31, 2003 under the Existing Credit Agreement as a result of the failure of the Credit Parties to comply with the terms of Section 7.11(c), (d) and (e) of the Credit Agreement, and (ii) will exist as of April 15, 2003 under the Existing Credit Agreement as a result of the Credit Parties failure to be able to comply with (A) Section 7.1(a) of the Credit Agreement to the extent that it requires the delivery of annual financial statements accompanied by an audit opinion not qualified as to the status of the Consolidated Parties as a going concern, and (B) Section 7.1(f) of the Credit Agreement to the extent that it requires delivery of an auditor's certificate within 105 days after the close of the fiscal year, identifying any Defaults or Events of Default under the Credit Agreement (the "Pending Defaults").

         D. The Borrower has requested that the Required Banks provide a limited waiver of the Pending Defaults and continue to make available to the Borrower Loans and Letters of Credit provided under the Credit Agreement.

         E. The Required Banks are willing to provide a limited waiver of the Pending Defaults and to continue to make available Loans and Letters of Credit to the Borrower, based upon and subject to the terms and conditions specified in this Amendment.

         NOW, THEREFORE, based upon the foregoing, and for good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereby agree as follows:


PART I
DEFINITIONS

         SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the following meanings:

                  "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

                  "Effective Date" shall mean the date upon which each of the conditions set forth in Part IV have been satisfied.

         SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

PART II
AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement shall continue in full force and effect.

         SUBPART 2.1. Addition of New Definitions in Section 1.1. Section 1.1 of the Existing Credit Agreement is amended by adding the following definitions in the appropriate alphabetical order:

                  "Cash Equivalents" means U.S. Dollar denominated time and demand deposits and certificates of deposit of any Bank or any other Person approved by the Agent that has executed an Agency Agreement (as defined in section 7.16 hereof).

                  "External Deposit Accounts" shall mean deposit accounts, as permitted by section 7.16 hereof, which are maintained by any of the Credit Parties with domestic or foreign banking institutions other than the Agent, the Banks, Bank Affiliates and Persons executing Agency Agreements, the aggregate balance in such accounts at any time not exceeding $5,000,000 (or the Dollar Equivalent thereof).

                  "Interim Facility Limitation" shall mean, for any of the periods set forth below, the corresponding amount set forth in the following table, such amount applying at all times during each such period:


        PERIOD                    INTERIM FACILITY LIMITATION
        ------                    ---------------------------
        April 1, through                 $546,000,000
        April 26, 2003

        April 27, 2003                   $530,000,000
        through
        May 17,  2003

        May 18, 2003 through             $525,000,000
        June 10, 2003


         SUBPART 2.2. Amendment of Definition of "Applicable Percentage".
Section 1.1 of the Existing Credit Agreement is amended by modifying the definition of "Applicable Percentage" to read in its entirety as follows:

                  "Applicable Percentage" means, for purposes of calculating the applicable interest rate for any day for any Eurocurrency Loan, the applicable rate of the Standby Letter of Credit Fee for any day for purposes of Section 3.5(c)(i) or the applicable rate of the Trade Letter of Credit Fee for any day for purposes of Section 3.5(c)(ii), an amount equal to 7.00%.

         SUBPART 2.3. Amendment of Definition of "Base Rate". Section 1.1 of the Existing Credit Agreement is amended by modifying the definition of "Base Rate" to read in its entirety as follows:

                  "Base Rate" means, for any day, the rate per annum equal to the Prime Rate for such day plus five and one-quarter percent (5.25%). Any change in the Base Rate due to a change in the Prime Rate shall be effective on the effective date of such change in the Prime Rate.

         SUBPART 2.4. Amendment of Definition of "Consolidated Net Worth".
Section 1.1 of the Existing Credit Agreement is amended by modifying the definition of Consolidated Net Worth" to read in its entirety as follows:

                  "Consolidated Net Worth" means, as of any date, all amounts which would be included under stockholders' equity on a balance sheet of the Borrower and its Consolidated Subsidiaries determined as at such date on a consolidated basis in accordance with GAAP. There shall be excluded in computing Consolidated Net Worth (a) the amortization of Excess Reorganization Value since January 1, 1993 as determined in accordance with GAAP, (b) the effect of the Restructuring Charge, adjusted to reflect the tax effect of such charge, (c) any non-cash minimum pension liability adjustment determined in accordance with GAAP, without giving effect to any adjustment for minority interest in the cases of clauses (a) and (b) above, (d) the effect of the after-tax write-off of deferred financing fees and expenses related to the Original Credit Agreement (and each amendment or restatement thereof, including the 1994 Credit Agreement and this Credit Agreement, as amended), (e) the after-tax extraordinary expenses in 1998 and 1999 associated with the refinancing of the Borrower's 8-3/4% senior notes, its 9-3/8% senior subordinated debentures, its 9% sinking fund debentures and the Permitted Receivables Financing, (f) the effect of the 2000 Restructuring Charges, and (g) the effect of the 2002 Restructuring Charges.

This modification is intended to conform this definition to the definitions of "Consolidated Net Income" and "Consolidated Net Loss" which were previously amended to exclude the effects of the 2002 Restructuring Charges.

         SUBPART 2.5. Amendment of Definition of "Permitted Investments".
Section 1.1 of the Existing Credit Agreement is amended by modifying the definition of "Permitted Investments" to read in its entirety as follows:


                  "Permitted Investments" means Investments which are (a) cash or Cash Equivalents, (b) Investments by one Credit Party in another Credit Party, (c) Excluded Deposit Accounts (as defined in section 7.16 hereof), and (d) the External Deposit Accounts.

         SUBPART 2.6. Amendment of Section 3.3(b). Section 3.3(b) of the Existing Credit Agreement is amended by causing clause (i) thereof to read in its entirety as follows:

                  (i) In Excess of Committed Amounts or Other Limitations. If any time, (A) the sum of the aggregate principal amount of outstanding Revolving Loans plus the aggregate principal amount of outstanding Competitive Loans, plus the Dollar Amount of the aggregate principal amount of outstanding Foreign Currency Loans plus the aggregate principal amount of outstanding Swingline Loans, plus the Dollar Amount of LOC Obligations outstanding shall exceed the Revolving Committed Amount or the applicable Interim Facility Limitation, or (B) the aggregate principal amount of outstanding Competitive Loans shall exceed the Competitive Loan Maximum Amount, or (C) the aggregate principal amount of outstanding Swingline Loans shall exceed the Swingline Committed Amount, or (D) the Dollar Amount of the aggregate principal amount of outstanding Foreign Currency Loans shall exceed the Foreign Currency Commitment, then the Borrower immediately shall prepay the Revolving Loans (or, after all Revolving Loans have been repaid, cash collateralize the LOC Obligations), Competitive Loans, Foreign Currency Loans and/or Swingline Loans (as the case may be) in an amount sufficient to eliminate such excess.

         SUBPART 2.7. Amendment of Section 3.5. Section 3.5 of the Existing Credit Agreement is amended by adding a new subsection (d) which reads in its entirety as follows:

                  (d) Unused Commitment Fee. The Borrower shall pay to the Agent, for the ratable benefit of the Banks, an unused commitment fee equal to the rate of 1% per annum upon the actual daily amount by which the Revolving Committed Amount exceeds the sum of (x) all outstanding Loans and (y) the outstanding LOC Obligations. The unused commitment fee shall accrue at all times, including at any time during which one or more of the conditions in Section 5.2 is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing on June 30, 2003 (for the immediately preceding quarter) and on the Maturity Date. The Borrower shall provide the Agent with a calculation of the unused commitment fee applicable to each quarter in the quarterly financial statements delivered to the Agent and each Bank pursuant to section 7.1(b) hereof, such calculation to be in form and content reasonably satisfactory to the Agent.

         SUBPART 2.8. Amendment of Section 5.2. Section 5.2 of the Existing Credit Agreement is amended by (i) deleting the word "and" at the end of section 5.2(e) and (ii) adding a new subsection, designated as section 5.2(g), immediately following existing subsection 5.2(f), which new subsection reads in its entirety as follows:

                  (g) Immediately after giving effect to the making of such Loan (and the application of the proceeds thereof) or to the issuance of such Letter of Credit, as the case may be, (i) the sum of the aggregate principal amount of outstanding Revolving Loans plus the aggregate principal amount of outstanding Competitive Loans plus the Dollar Amount of the aggregate principal amount of Foreign Loans, plus the aggregate principal amount of Swingline Loans plus the Dollar Amount of LOC Obligations outstanding shall not exceed the applicable Interim Facility Limitation.

         SUBPART 2.9. Amendment of Section 7.1(n). Section 7.1(n) of the Existing Credit Agreement is amended by causing clause (iii) thereof to read in its entirety as follows:

                  (iii) by 5:00 p.m. (Eastern time) on Wednesday of each week,
         (1) a summary statement of the cash inflows and cash outflows of the Consolidated Parties for the prior week, (2) cash flow projections for the Consolidated Parties for the next succeeding 13 weeks, (3) a schedule summarizing all of the Funded Indebtedness of the Credit Parties, and

         (4) a summary statement of the cash and Cash Equivalents held by the Credit Parties in the aggregate as of the close of business on Friday of the preceding week.

         SUBPART 2.10. Addition of New Section 7.17. The Existing Credit Agreement is further amended by adding a new section 7.17 which reads in its entirety as follows:

                  7.17 Administration of Excess Cash Balances. The Borrower shall cause the aggregate Dollar Amount of all cash and Cash Equivalents held, owned or maintained by or for the Borrower and the other Credit Parties (exclusive of Excluded Deposit Accounts and the External Deposit Accounts) at all times to be less than $10,000,000, and the Borrower shall, and shall cause each other Credit Party to, repay on a daily basis the Revolving Loans by the amount by which such aggregate cash and Cash Equivalents exceeds $10,000,000.

         SUBPART 2.11. Addition of New Section 7.18. The Existing Credit Agreement is further amended by adding a new section 7.18 which reads in its entirety as follows:

                  7.18 Interim Facility Limitation. The Borrower shall cause the aggregate Dollar Amount of all outstanding Loans and the outstanding LOC Obligations to be less than the applicable Interim Facility Limitation at all times.

         SUBPART 2.12. Amendment of Section 8.6. Section 8.6 of the Existing Credit Agreement is amended by deleting each of the two provisos appearing in section 8.6(a)(iv), causing section 8.6(a)(iv) to read in its entirety as follows:

                  (iv) the Borrower may maintain its Investments in, and have loans and/or advances to, its Subsidiaries existing on the date hereof and thereafter make loans and/or advances to the other Credit Parties in the ordinary course of business consistent with past practices; [.]

         SUBPART 2.13. Amendment of Section 9.1(c). Section 9.1(c) of the Existing Credit Agreement is amended by modifying clause (i) thereof to read in its entirety as follows:

                  (i) default in the due performance or observance of any term, covenant, or agreement contained in Sections 7.2, 7.9, 7.11, 7.12, 7.17, 7.18, 8.2, 8.4, 8.5, 8.6, 8.7, 8.8 or 8.15; [.]

         SUBPART 2.14. Additional Amendment of Section 9.1. Section 9.1 of the Existing Credit Agreement is further amended by (A) replacing the period after section 9.1(l) with a semi-colon and the word "or", and (B) adding a new subsection (m), immediately following section 9.1(l), which reads in its entirety as follows:

                  (m) Permitted Receivables Financing. There shall occur and be continuing an Event of Default under the Permitted Receivables Financing with Congress Financial Corporation (Southern), as Agent, and the other lenders party thereto.


PART III
REAFFIRMATION/LIMITED WAIVER

         SUBPART 3.1. Reaffirmation of Existing Debt and Liens. The Credit Parties acknowledge and confirm that (a) the Trustee, on behalf of the Banks and the other Secured Parties (as defined in the Collateral Documents), has valid and enforceable first priority perfected liens and security interests in the Collateral, which liens and security interests are not adversely affected or impaired by this Amendment, (b) the Borrower's obligation to repay the outstanding principal amount of the Loans and reimburse the Issuing Lender for any drawing on a Letter of Credit is unconditional and not subject to any offsets, defenses or counterclaims, (c) the unconditional guaranty of payment executed and delivered by each of the Guarantors under the Credit Documents is hereby reaffirmed in full by each Guarantor, and the obligations of each Guarantor is unconditional and not subject to any offsets, defenses or counterclaims, (d) the Agent, the Trustee and the Banks have performed fully all of their respective obligations under the Credit Agreement and the other Credit Documents, and (e) the execution of this Agreement does not waive (except for the limited waiver of the Pending Defaults specified below) or release any term or condition of the Credit Agreement or any of the other Credit Documents or any of their rights or remedies under such Credit Documents or applicable law or any of the obligations of any Credit Party thereunder.

         SUBPART 3.2.      Limited Waiver.

         The Borrower acknowledges that the Pending Defaults will result from
(i) the failure of the Credit Parties to be able to comply with the financial covenants contained in Section 7.11(c), (d) and (e) for the fiscal quarter ending nearest March 31, 2003, (ii) the failure of the Credit Parties to comply with Section 7.1(a)'s requirement for the timely delivery of annual financial statements accompanied by an audit opinion unqualified as to the status of the Consolidated Parties as a going concern, and
(iii) the failure of the Credit Parties to comply with Section 7.1(f)'s requirement for timely delivery of the auditor's certificate identifying any Defaults or Events of Default. The Required Banks hereby waive the Pending Defaults for the period from March 31, 2003 through and including June 10, 2003 (the "Waiver Period"), subject to the terms and conditions set forth herein. This limited waiver shall not modify or affect (i) the Credit Parties' obligation to comply at the conclusion of the Waiver Period with the terms of
Section 7.11(c), (d), or (e) of the Credit Agreement as measured nearest March 31, 2003, (ii) the Credit Parties' obligation to comply with the terms of
Section 7.11(c), (d), or (e) as measured at the end of any fiscal quarter other than nearest March 31, 2003, (iii) the Credit Parties' obligations at the end of the Waiver Period to comply with Section 7.1(a)'s requirement for the timely delivery of financial statements accompanied by an audit opinion unqualified as to the status of the Consolidated Parties as a going concern, (iv) the Credit Parties' obligations at the end of the Waiver Period to comply with Section 7.1(f)'s requirement for the timely delivery of the auditor's certificate identifying any Defaults or Events of Default, and (v) the Credit Parties' obligation to comply fully with any other duty, term, condition, obligation or covenant contained in the Credit Agreement and the other Credit Documents.

         Except for the limited waiver set forth above, nothing contained herein shall be deemed to constitute a waiver of any rights or remedies the Agent, the Trustee, or any Bank may have under the Credit Agreement or any other Credit Document or under applicable law; it being understood that the Agent, the Trustee, and the Banks may not exercise their rights and remedies with respect to the Pending Defaults during the Waiver Period as long as no other Default or Event of Default occurs or exists. The limited waiver set forth herein shall be effective only in this specific instance for the duration of the Waiver Period and shall not obligate the Banks to waive any other Default or Event of Default, now existing or hereafter arising. This is a one-time waiver, and the Agent and the Banks shall have no obligation to extend the waiver or otherwise amend the Credit Agreement at the end of the Waiver Period.

         The Credit Parties acknowledge and agree that unless the Required Banks further amend the Credit Agreement or otherwise agree in writing to continue this waiver beyond June 10, 2003, an Event of Default will exist under the Credit Agreement at the expiration of the Waiver Period, and thereafter the Agent, the Trustee, and the Banks may pursue all rights and remedies available to them under the Credit Agreement, the other Credit Documents and applicable law. The Credit Parties further acknowledge and agree that, to the extent that any Defaults or Events of Defaults other than the Pending Defaults now exist or hereafter arise during the Waiver Period, the Agent, the Trustee and the Banks may immediately pursue all rights and remedies available to them in respect thereof under the Credit Agreement, the other Credit Documents and applicable law.


PART IV
CONDITIONS TO EFFECTIVENESS

         SUBPART 4.1. Effective Date. The amendments made by this Agreement shall be deemed effective as of March 31, 2003 when (i) all of the conditions set forth in this Subpart 4.1 shall have been satisfied, and (ii) the Required Banks, the Borrower, the Foreign Borrowers, and the Agent shall have duly executed counterparts of this Agreement and provided original copies thereof to the Agent. Notwithstanding the foregoing, the amendments effected by Subpart
2.13 hereof shall be deemed effective as of December 31, 2002 upon the satisfaction of the conditions set forth in this Subpart 4.1 and the due execution and delivery of this Agreement by the Required Banks, the Borrower, the Foreign Borrower and the Agent have occurred.

                  SUBPART 4.1.1. Closing Certificate. The Agent shall have received a certificate from the Borrower and the Foreign Borrowers certifying that (i) after giving effect to this Agreement, no Default or Event of Default exists as of the Effective Date (other than the Pending Defaults), and (ii) the representations and warranties of each Credit Party made in Subpart 5.4 of this Agreement or in or pursuant to the Credit Documents are true in all material respects on and as of the Effective Date.

                  SUBPART 4.1.2. Guarantors Consent. Each of the Guarantors shall have executed the acknowledgement and consent included in the signature pages of this Agreement (the "Consent"), and the Agent shall have received such Consent executed by each Guarantor.

                  SUBPART 4.1.3. Corporate Action. The Borrower shall deliver to the Agent certified copies of all corporate action taken by each Credit Party approving this Agreement, the Consent, and each of the documents executed and delivered in connection herewith or therewith (including, without limitation, a certificate setting forth the resolutions of the Board of Directors of each Credit Party adopted in respect of the transactions contemplated by this Agreement).

                  SUBPART 4.1.4.Legal Opinion. The Agent shall have received the legal opinion of Weil, Gotshal & Manges LLP, counsel to the Borrower, addressed to the Agent and the Banks, in form and content reasonably satisfactory to the Agent and its counsel.

                  SUBPART 4.1.5.Amendment of Second Lien Credit Agreement. The Agent shall have received a true and complete copy of an amendment to the Second Lien Credit Agreement, or a temporary waiver by the requisite Second Lien Lenders through at least June 10, 2003, with respect to (a) any default existing under section 7.6(a)(vii) thereof regarding permitted levels of intercompany indebtedness owed by Finco to the Borrower, and (b) any default existing under section 6.1(a) thereof regarding the delivery of annual financial statements and an unqualified audit opinion concerning the Credit Parties' status as a going concern. Such documents shall be in form and substance reasonably satisfactory to the Agent.

                  SUBPART 4.1.6.Congress Waiver. With respect to the Permitted Receivables Financing agented by Congress Financial Corporation (Southern), the Agent shall have received a true and complete copy of an amendment or temporary waiver agreement, in form and substance reasonably satisfactory to the Agent, pursuant to which the requisite lenders thereto waive, through at least June 10, 2003, (i) any applicable requirement that annual financial statements delivered by the Borrower be accompanied by an unqualified audit opinion concerning the Credit Parties' status as a going concern, and (ii) any default, event of default or similar event arising due to the Borrower's inability heretofore to procure a permanent amendment or waiver of the Pending Defaults under the Existing Credit Agreement.

                  SUBPART 4.1.7. Amendment Fee. An amendment fee shall be paid to those Banks executing and delivering this Agreement to the Agent prior to 3:00 p.m. (Eastern time) on April 15, 2003. Such fee shall be in the amount equal to 25 basis points (0.25%) of each such Bank's Revolving Commitment Percentage as of the date of this Agreement.

                  SUBPART 4.1.8.Documentation. The Borrower shall cause to be delivered to the Agent such other documentation as the Agent may determine in its reasonable discretion.

                  SUBPART 4.1.9. Costs and Expenses. The Borrower shall pay all of the reasonable costs and expenses of the Agent (including without limitation the reasonable fees and expenses of counsel to the Agent and of FTI Consulting, Inc.) incurred by the Agent in connection with the negotiation, preparation, execution, and delivery of this Agreement. In addition, the Borrower shall provide to each of (i) counsel to the Agent and (ii) FTI Consulting, Inc. retainers in the amount of $200,000 against their respective professional services to be rendered on behalf of the Agent and the Banks during the Waiver Period.

                                     PART V
MISCELLANEOUS

         SUBPART 5.1. Cross-References. References in this Agreement to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Agreement.

         SUBPART 5.2. Instrument Pursuant to Existing Credit Agreement. This Agreement is a document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

         SUBPART 5.3. Credit Documents. Each of the Borrower and the Foreign Borrowers hereby confirms and agrees that the Credit Documents are, and shall continue to be, in full force and effect, except as amended hereby, except that, on and after the Effective Date, references in each Credit Document to (a) the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement shall mean the Amended Credit Agreement.

         SUBPART 5.4. Representations and Warranties. Each of the Credit Parties hereby represents and warrants that (i) it has the requisite corporate power and authority to execute, deliver and perform this Agreement, (ii) it is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Agreement, (iii) this Agreement has been duly executed and delivered by such Credit Party, and constitutes a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, (iv) it has no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of its obligations thereunder, (v) the representations and warranties contained in Section 6 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date or those which relate to specific schedules, the changes to which do not represent a Material Adverse Effect), (vi) no event of default under any other agreement, document or instrument to which it is a party will occur as a result of the transactions contemplated hereby, and (vii) as of the date of, and giving effect to, this Agreement, no Event of Default or Defaults exists (other than the Pending Defaults).

         SUBPART 5.5. Costs and Expenses. The Borrower hereby agrees to pay on demand all costs and expenses (including without limitation the reasonable fees and expenses of counsel to the Agent and of FTI Consulting, Inc.) incurred by the Agent in the enforcement or preservation of any rights and remedies of the Banks and the Agent hereunder.

         SUBPART 5.6. Counterparts, Effectiveness, Etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SUBPART 5.7. Captions. The captions in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Agreement or any provision hereof.

         SUBPART 5.8. Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

         SUBPART 5.9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.



[Remainder of this page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.

THE BORROWER:               WESTPOINT STEVENS INC.,
                            a Delaware corporation

                            By:  /s/ Lester D. Sears
                                 ------------------------------
                                 Name:  Lester D. Sears
                                 Title: Senior Vice President-Finance
                                        and Chief Financial Officer

THE FOREIGN BORROWERS:      WESTPOINT STEVENS (UK) LIMITED

                            By:  /s/ Lester D. Sears
                                 ------------------------------
                                 Name:  Lester D. Sears
                                 Title: Director


                            WESTPOINT STEVENS (EUROPE)
                            LIMITED

                            By:  /s/ Lester D. Sears
                                 ------------------------------
                                 Name:  Lester D. Sears
                                 Title: Director


THE BANKS:                  BANK OF AMERICA, N.A.,
                            individually in its capacity as a
                            Bank and in its capacity as
                            Agent

                            By:  /s/ DeWitt W. King, III
                                 ------------------------------
                                 Name:  DeWitt W. King, III
                                 Title:  Managing Director


                            BANC OF AMERICA SECURITIES, LLC,
                            as Agent for Bank
                            of America, N.A.

                            By:  /s/ Jonathan M. Barnes
                                 ------------------------------
                                 Name:  Jonathan M. Barnes
                                 Title:  Associate


[Signatures Continued]

                            THE BANK OF NEW YORK

                            By:   /s/ Stephen C. Brennan
                                 ------------------------------
                            Name:  Stephen C. Brennan
                            Title:  Vice President


                            SCOTIABANC INC.

                            By:   /s/ W. E. Zarrett
                                 ------------------------------
                            Name:  William E. Zarrett
                            Title:  Managing Director


                            WACHOVIA BANK, NATIONAL
                            ASSOCIATION

                            By:   /s/ Katherine A. Harkness
                                 ------------------------------
                            Name:  Katherine A. Harkness
                            Title: Director


                            SUNTRUST BANK

                            By:   /s/ J. Christopher Deistey
                                 ------------------------------
                            Name:  J. Christopher Deistey
                            Title:  Managing Director


                            ABN AMRO BANK, N.V.

                            By:   /s/ P. Douglas
                                 ------------------------------
                            Name:  Parker H. Douglas
                            Title:  Senior Vice President

                            By:   /s/ William J. Teresky
                                 ------------------------------
                            Name:  William J. Teresky, Jr.
                            Title:  Senior Vice President


[Signatures Continued]

                            AMSOUTH BANK

                            By:   /s/ William R. Hoog
                                 ------------------------------
                            Name:  William R. Hoog
                            Title:  Vice President AmSouth Bank


                            BARCLAYS BANK PLC

                            By:   /s/ Cecilia McAnulty
                                 ------------------------------
                            Name: Cecilia McAnulty
                            Title: Director


                            COOPERATIEVE CENTRALE
                            RAIFFEISEN-BOERENLEENBANK B.A.,
                            "Rabobank Nederland", New York Branch

                            By:
                                 ------------------------------
                            Name:
                                 ------------------------------
                            Title:
                                 ------------------------------


                            By:
                                 ------------------------------
                            Name:
                                 ------------------------------
                            Title:
                                 ------------------------------


                            BEAR STEARNS & CO. INC.

                            By:  /s/  J. McDermott
                                 ------------------------------
                            Name:  John E. McDermott
                            Title:  Senior Managing Director


                            CANPARTNERS INVESTMENTS IV LLC


                            By:  /s/ R.C.B. Evensen
                                 ------------------------------
                            Name:  R.C.B. Evensen
                            Title:  Authorized Member

                             [Signatures Continued]

                            DK ACQUISITION PARTNERS

                            By:  /s/ M. Leffell
                                 ------------------------------
                            Name:  Michael Leffell
                            Title: General Partner


                            GENERAL ELECTRIC CAPITAL CORP.

                            By:  /s/ Karen Wold
                                 ------------------------------
                            Name:  Karen Wold
                            Title: Duly Authorized Signatory


                            HCM/Z SPECIAL OPPORTUNITIES LLC

                            By:  /s/ Daniel B. Zwirn
                                 ------------------------------
                            Name:  Daniel B. Zwirn
                            Title: Portfolio Manager

                            LONGACRE MASTER FUND LTD.

                            By:  /s/ Steven S. Weissman
                                 ------------------------------
                            Name:  Steven S. Weissman
                            Title: Director


OAK HILL SECURITIES FUND II, L.P.          OAK HILL SECURITIES FUND II LP

By:  Oak Hill Securities GenPar, L.P.
     its General Partner
                                           By:____________________________
By:  Oak Hill Securities MGP II, Inc.,     Name:__________________________
     its General Partner                   Title:_________________________

By:   /s/ Scott D. Krase
     -------------------------------
Name:  Scott D. Krase
Title: Authorized Signatory

OAK HILL SECURITIES FUND, L.P.             OAK HILL SECURITIES FUND LP

By:  Oak Hill Securities GenPar, L.P.
     its General Partner
                                           By:____________________________
By:  Oak Hill Securities MGP II, Inc.,     Name:__________________________
     its General Partner                   Title:_________________________

By:   /s/ Scott D. Krase
     -------------------------------
Name:  Scott D. Krase
Title: Authorized Signatory




[Signatures Continued]

                            SATELLITE SENIOR INCOME FUND II LLC

                            By:   /s/ David H. Ford
                                 ------------------------------
                            Name:  David H. Ford
                            Title: Principal


                            SATELLITE SENIOR INCOME FUND LLC

                            By:   /s/ David H. Ford
                                 ------------------------------
                            Name:  David H. Ford
                            Title:  Principal


                            WSX INVESTORS LLC

                            By:   /s/ William F. Mellini
                                 ------------------------------
                            Name:  William F. Mellini
                            Title:  Managing Member


                            DRAWBRIDGE OPPORTUNITIES FUND LP

                            By:   /s/ Mark K. Forstein
                                 ------------------------------
                            Name:  Mark K. Forstein
                            Title:  Chief Operating Officer


                            SPECIAL SITUATIONS INVESTING
                            GROUP, INC.


                            By:
                                 ------------------------------
                            Name:
                                 ------------------------------
                            Title:
                                 ------------------------------